UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 8, 2007
Coconut Palm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida		33432

(Address of Principal Executive Offices)		(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As previously announced, on April 7, 2006 Coconut Palm Acquisition Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) with Equity Broadcasting Corporation, an Arkansas corporation (“EBC”) and certain shareholders of EBC pursuant to which EBC will merge with and into the Company with the Company remaining as the surviving corporation (the “Merger”). The Agreement and Plan of Merger was amended on May 5, 2006 and on September 14, 2006 as reported on prior Current Reports on Form 8-K.
On January 8, 2007, the Company issued a press release, attached as Exhibit 99.1 to this report, announcing that George Blank, 55, had been appointed to serve as Chief Financial Officer of EBC, effective upon completion of the Merger. Mr. Blank previously served as the Chief Financial Officer of Univision Communications, Inc. (NYSE: UVN) and its predecessor company from September 1987 to March 2004 and as Executive Vice President from December 1992 to March 2004. Prior to joining Univision, Mr. Blank served as Vice President and Controller of the National Broadcasting Company (NBC) from 1981 to 1987. From October 1979 to 1981, Mr. Blank was NBC’s Director of Accounting Systems and subsequently served as Director of Accounting and Financial Reporting. His prior employment was at RCA Corporation and Arthur Andersen & Co. Mr. Blank earned his Bachelors Degree in Accounting and his M.B.A. in Finance from Fairleigh Dickinson University. The attached press release contains additional information concerning Mr. Blank’s business experience. The Company anticipates that the terms of Mr. Blank’s employment arrangement will be finalized in connection with the completion of the Merger.
The Company and its officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the Merger. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the Merger, which are being filed with the Securities and Exchange Commission.
ITEM 7.01 REGULATION FD DISCLOSURE
The Company issued a press release on January 8, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the appointment of Mr. Blank, effective upon completion of the Merger. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated January 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2007	COCONUT PALM ACQUISITION CORP.
/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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